Exhibit 99.1 Investor Presentation Nasdaq: UBSH August/September 2018

Forward Looking Statements Certain statements in this presentation which are not statements of historical fact constitute forward- • an insufficient allowance for loan losses; looking statements within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, or the “Securities Act,” and Section 21E of the Exchange Act. Forward-looking • the quality or composition of the Company’s loan or investment portfolios; statements include statements with respect to our beliefs, plans, objectives, goals, targets, expectations, anticipations, assumptions, estimates, intentions and future performance and involve known and • concentrations of loans secured by real estate, particularly commercial real estate; unknown risks, many of which are beyond our control and which may cause our actual results, performance or achievements or the commercial banking industry or economy generally, to be materially • the effectiveness of the Company’s credit processes and management of the Company’s credit risk; different from future results, performance or achievements expressed or implied by such forward-looking statements. • demand for loan products and financial services in the Company’s market area; All statements other than statements of historical fact are forward-looking statements. You can identify • the Company’s ability to compete in the market for financial services; these forward-looking statements through our use of words such as “believes,” “anticipates,” “expects,” • technological risks and developments, and cyber attacks or events; “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the • performance by the Company’s counterparties or vendors; outlook for our future business and financial performance and/or the performance of the commercial banking industry and economy in general. Forward-looking statements may include, without limitation: • deposit flows; • projections of revenues, expenses, income, income per share, net interest margins, asset growth, • the availability of financing and the terms thereof; loan production, asset quality, deposit growth and other performance measures; • the level of prepayments on loans and mortgage-backed securities; • statements regarding the anticipated benefits from or other effects of the merger between Union and Xenith; • legislative or regulatory changes and requirements; • statements regarding expansion of operations, including branch openings, entrance into new • the impact of the federal Tax Cuts and Jobs Act (the “Tax Act”) signed into law on December 22, markets, development of products and services, and execution of strategic initiatives; and 2017, including, but not limited to, the effect of the lower federal corporate income tax rate, including on the valuation of our tax assets and liabilities; • discussions of the future state of the economy, competition, regulation, taxation, our business strategies, subsidiaries, investment risk and policies. • any future refinements to our preliminary analysis of the impact of the Tax Act on us; Forward-looking statements are subject to various risks and uncertainties, which change over time, are • changes in the effect of the Tax Act due to issuance of interpretive regulatory guidance or based on management’s expectations and assumptions at the time the statements are made and are enactment of corrective or supplemental legislation; not guarantees of future results. Actual future performance, outcomes and results may differ materially • monetary and fiscal policies of the U.S. government including policies of the U.S. Department of the from those expressed in or contemplated by these forward-looking statements due to certain risks, Treasury and the Federal Reserve; uncertainties and assumptions, many of which are beyond our ability to control or predict. Certain factors that may affect our future results include, but are not limited to: • accounting principles and guidelines; and • the possibility that any of the anticipated benefits of the merger of Xenith with and into the • the risks outlined in “Risk Factors” in our Annual Report on Form 10-K for the year ended Company, with the Company surviving, will not be realized or will not be realized within the December 31, 2017, in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, expected time period, the businesses of the Company and Xenith may not be integrated and in other annual, quarterly and current reports that we may file with the Securities and Exchange successfully or such integration may be more difficult, time-consuming or costly than expected, the Commission. expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame, revenues following the merger may be lower than expected, or Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, customer and employee relationships and business operations may be disrupted by the merger; actual results or outcomes may vary materially from those described in the forward-looking statements. • changes in interest rates; Forward-looking statements included herein should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this presentation. Except as required by law, we • general economic and financial market conditions; undertake no obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. The factors discussed • the Company’s ability to manage its growth or implement its growth strategy; herein are not intended to be a complete summary of all risks and uncertainties that may affect our businesses. Though we strive to monitor and mitigate risk, we cannot anticipate all potential economic, • the incremental cost and/or decreased revenues associated with exceeding $10 billion in assets; operational and financial developments that may adversely impact our operations and our financial • levels of unemployment in the Bank’s lending area; results. Forward-looking statements should not be viewed as predictions and should not be the primary basis upon which investors evaluate an investment in our securities. • real estate values in the Bank’s lending area; 2

Additional Information Unaudited Pro Forma Financial Information No Offer or Solicitation The unaudited pro forma financial information included herein is This presentation does not constitute an offer to sell or a solicitation presented for informational purposes only and does not necessarily of an offer to buy any securities. This presentation has been reflect the financial results of the combined company had the prepared primarily for security analysts and investors to serve as a companies actually been combined during periods presented. The convenient and useful reference document. Any offers to sell, adjustments included in this unaudited pro forma financial solicitations of offers to buy or sales of securities, if any, will be information are preliminary and may be significantly revised and made in accordance with the requirements of the Securities Act of may not agree to actual amounts finally recorded by Union. This 1933, as amended. financial information does not reflect the benefits of the merger’s expected cost savings and expense efficiencies, opportunities to About Union Bankshares Corporation earn additional revenue, potential impacts of current market conditions on revenues or asset dispositions, among other factors, Headquartered in Richmond, Virginia, Union Bankshares and includes various preliminary estimates and may not necessarily Corporation (Nasdaq: UBSH) is the holding company for Union be indicative of the financial position or results of operations that Bank & Trust. Union Bank & Trust has 147 branches, 7 of which are would have occurred if the merger had been completed on the date operated as Xenith Bank, a division of Union Bank & Trust of or at the beginning of the period indicated or which may be attained Richmond, Virginia, and approximately 200 ATMs located in the future. throughout Virginia, and in portions of Maryland and North Carolina. Non-bank affiliates of the holding company include: Old Dominion Non-GAAP Financial Measures Capital Management, Inc. and Dixon, Hubard, Feinour, & Brown, Union reports its results in accordance with United States generally Inc., which both provide investment advisory services, and Union accepted accounting principles (“GAAP”). However, management Insurance Group, LLC, which offers various lines of insurance believes that certain non-GAAP performance measures used in products. managing the business may provide meaningful information about underlying trends in its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Union’s reported results prepared in accordance with GAAP. Please see “Reconciliation of Non-GAAP Disclosures” at the end of this presentation for a reconciliation to the nearest GAAP financial measure. 3

UNION

Our Company

Highlights (6/30/18)

$13.1 billion in assets	$9.3 billion in loans
$2.7 billion market capitalization	$9.8 billion in deposits

- Largest regional banking company headquartered in Virginia
- Statewide Virginia footprint of 138 branches in all major markets
- #1 regional bank deposit market share in Virginia
- Positioned for growth with organic and acquisition opportunities throughout the region
- Strong balance sheet and capital levels
- Committed to top-tier financial performance
- New and highly experienced management team



Maryland
Baltimore
Washington
Fredericksburg
Staunton
Charlottesville
Roanoke
Richmond
Virginia
Norfolk
Virginia Beach
Greensboro
Raleigh
Asheville
North Carolina
Charlotte
UBSH (147)
UBSH LPO (2)

Pricing data as of 7/18/18

4

Investment Highlights • Largest Virginia headquartered regional banking company ($13.1 billion in assets) The Right • #1 deposit market share ranking in Virginia among Virginia-based banks (1) • Operating with a statewide Virginia footprint of 138 branches in all major markets with 9 Scale additional branches in North Carolina and Maryland • Diversified business model • Uniquely positioned in one of the most attractive markets in the U.S. The Right • Xenith acquisition accelerated growth in the attractive Hampton Roads market Markets • C&I platform primed for growth, with an opportunity to leverage platform and commercial deposit gathering expertise across our footprint • New management team led by John Asbury (25+ years of banking experience) The Right • Experienced executives with a proven track record from larger institutions and experience in M&A integration Team • Union is an attractive destination for top tier talent, leading to successful recruiting efforts and an improved competitive position • Focus on top tier performance metrics and profitability to drive upside The Right – Committed to realizing cost savings and achieving business synergy opportunities Targets – Operating Targets: ROA: 1.3% - 1.5% / ROTCE: 15% - 17% / Efficiency Ratio: < 55% Source: SNL Financial and FDIC deposit data 5 (1) Excludes branches with deposits greater than $1.0 billion

UNION

Virginia's Bank

Virginia: All Banks

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Wells Fargo & Co.	$27,452	16.8 %	275
2	BB&T Corp.	23,236	14.2	327
3	Bank of America Corp.	18,010	11.0	131
4	SunTrust Banks Inc.	16,551	10.1	190
5	Union Bankshares Corp.	8,902	5.4	141
6	United Bankshares Inc.	7,062	4.3	70
7	TowneBank	6,093	3.7	32
8	Capital One Financial Corp.	6,017	3.7	55
9	PNC Financial Services Group Inc.	3,833	2.3	96
10	Carter Bank & Trust	3,428	2.1	87
	Top 10 Banks	$120,584	73.7 %	1,404
	All Institutions in Market	$163,549	100.0 %	2,349

Virginia: Banks Headquartered in VA

Rank	Institution	Deposits ($mm)	Market Share	Branches
1	Union Bankshares Corp.	$8,902	16.2 %	141
2	TowneBank	6,093	11.1	32
3	Capital One Financial Corp.	6,017	10.9	55
4	Carter Bank & Trust	3,428	6.2	87
5	Burke & Herbert Bank & Trust Co.	2,343	4.3	25
6	Access National Corp.	2,201	4.0	15
7	Southern National Bancorp of Virginia Inc.	1,721	3.1	41
8	First Bancorp Inc.	1,243	2.3	20
9	C&F Financial Corp.	1,129	2.0	26
10	National Bankshares Inc.	1,062	1.9	25
	Top 10 Virginia Banks	$34,138	62.0 %	467
	All Virginia Institutions in Market	$55,104	100.0 %	949

Statewide branch footprint brings unique franchise value

Money BEST BANKS 2017-2018

VIRGINIA'S BEST BANK

Forbes 2018 BEST-IN-STATE BANKS Powered by STATISTA

Source: SNL Financial and FDIC deposit data
Deposit data as of 6/30/17; pro forma for announced transactions
Note: Excludes branches with deposits greater than $1.0 billion

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Diversity Supports Growth In Virginia • State Capital, Fortune 500 headquarters (7), VCU & VCU Medical Center Richmond • $2.6 billion in-market deposits and total deposit market share of 11.4% • Defense and security contractors, Healthcare, Retail, Real Estate development Fredericksburg • $997 million in-market deposits and total deposit market share of 23.5% • University of Virginia, High-tech and professional businesses, Real Estate development Charlottesville • $497 million in-market deposits and total deposit market share of 10.2% Virginia Beach • Military, Shipbuilding, Fortune 500 headquarters (3), Tourism - Norfolk • $1.2 billion in-market deposits and total deposit market share of 4.9% Roanoke - • Virginia Tech, Healthcare, Fortune 500 headquarters (1), Retail Blacksburg • $1.1 billion in-market deposits and total deposit market share of 10.3% Northern • Nation’s capital, Defense and security contracts, Associations (lobbyists), High-Tech Virginia • Only two branches in Virginia’s largest market Source: SNL Financial Deposit data as of 6/30/17; pro forma for announced transactions; Fredericksburg market defined as Caroline, Fredericksburg City, King George, Spotsylvania and 7 Stafford counties; all other markets per MSA definitions in SNL

Among The Most Attractive Markets in USA 2018 Median HHI ($) 2018 Population (mm) GDP ($bn) # State HHI ($) # State Population (mm) 1 District of Columbia $82,192 1 California 39.7 2 Maryland 81,294 2 Texas 28.5 3 Hawaii 80,637 3 Florida 21.1 th 4 Alaska 79,735 4 New York 19.8 ranked Virginia the 4 Best State for Business 5 New Jersey 78,317 5 Pennsylvania 12.8 6 Massachusetts 77,248 6 Illinois 12.8 7 Connecticut 76,633 7 Ohio 11.6 th 8 New Hampshire 75,742 8 Georgia 10.5 ranked Virginia the 5 Best State for Business 9 Virginia 71,167 9 North Carolina 10.3 rd 10 California 71,061 10 Michigan 9.9 • 3 in Labor Supply 11 Washington 69,697 11 New Jersey 9.0 nd 12 Utah 69,694 12 Virginia 8.5 • 2 in Regulatory Environment 13 Colorado 69,546 13 Washington 7.4 • 14th in Growth Prospects 14 Minnesota 68,744 14 Arizona 7.1 15 New York 66,418 15 Massachusetts 6.9 GDP ($bn) Fortune 500 Companies  Virginia has the 13th lowest Unemployment Rate of any state # State GDP ($bn) # State # of Companies 1 California $2,802 1 New York 58 2 Texas 1,747 2 California 49 3 New York 1,564 3 Texas 48 ranked Virginia #13 for Economic Opportunity 4 Florida 984 4 Illinois 37 th 5 Illinois 836 5 Ohio 25 • 11 lowest Poverty Rate 6 Pennsylvania 768 6 New Jersey 22 7 Ohio 661 7 Virginia 21 • Virginia is home to 723,962 Small Businesses 8 New Jersey 602 8 Pennsylvania 20 9 Georgia 564 9 Minnesota 19 10 North Carolina 547 10 Florida 18 ranked Virginia 10th of America’s Best States to Live In 11 Massachusetts 537 11 Michigan 17 12 Virginia 518 12 Georgia 17 13 Washington 517 13 Connecticut 16 14 Michigan 513 14 Massachusetts 12  8th most educated state in America and home to more than 10 elite 15 Maryland 401 15 Tennessee 12 colleges and universities Source: SNL Financial; Bureau of Economic Analysis; Bureau of Labor Statistics, Fortune.com, U.S. News & World Report; Forbes, CNBC, U.S. Small Business Administration, USA 8 Today Unemployment data as of 06/18, and GDP data as of 05/04/18

Balance Sheet and Net Income Trends (GAAP) Loans ($M) Deposits ($M) Assets ($M) Net Income ($) $77,476 $72,923 $67,079 $63,966 $52,164 $34,366 2013 2014 2015 2016 2017 YTD 18 Data as of or for the twelve months ended each respective year, except for Q118 data which is as of or for the three months ended March 31, 2018 and Q2 data 9 which is as of or for the three months ended June 30, 2018. YTD stands for year to date 2018 results * Includes impact of 2Q18 Strategic Actions on slide 22

Balance Sheet and Operating Net Income Trends Loans ($M) Deposits ($M) Assets ($M) Operating Net Income(1)(2) ($) (1) Excludes merger-related costs and nonrecurring tax expenses unrelated to normal operations 10 (2) *includes the impact of strategic actions taken in quarter ended June 30, 2018 on slide 22

Strong Track Record of Performance (GAAP) ROA (%) NIM (%) ROE (%) Efficiency Ratio (%) Data as of or for the twelve months ended each respective year, except for Q118 data which is for the three months ended March 31, 2018 and Q218 data which is 11 for the three months June 30, 2018

Strong Track Record of Performance (Non-GAAP) Operating ROA (1) (2) (%) NIM (FTE) (2) (%) Operating ROTCE (1) (2) (%) Operating Efficiency Ratio (FTE) (1) (2) (%) Data as of or for the twelve months ended each respective year, except for Q118 and Q2 data which is as of or for the three months ended March 31, 2018 and June 30, 2018 (1) Excludes merger-related costs and nonrecurring tax expenses unrelated to normal operations 12 (2) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures” and * includes the impact of strategic actions taken in the quarter ended June 30, 2018 on slide 22

Financial Targets Financial Targets Committed to top-tier financial performance • Union is committed to achieving top tier financial performance and providing our ROA 1.3% - 1.5% shareholders with above average returns on their investment ROTCE 15% - 17% • Key financial performance metrics benchmarked against top quartile peers Efficiency < 55% Ratio 13

Solid Capital Position Capital Position Regulatory Capital Composition TCE / TA (1) 8.9% CET1 Ratio 9.7% Tier 1 Capital Ratio 11.0% Total Capital Ratio 12.8% Leverage Ratio 9.5% CRE / Total Risk-Based Capital 309% Total Risk Based Capital: $1,372 mm Dividend Yield (2) 2.2% Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its FR Y-9C 1) Non-GAAP financial measure; See reconciliation to most directly comparable GAAP measure in "Appendix -- Reconciliation of Non-GAAP Disclosures“ 2) Calculated as UBSH’s most recent quarterly dividend per share of $0.23 annualized divided by UBSH per share stock price of $41.60 as of 7/18/18, expressed as a percentage 14

Diversified and Granular Loan Portfolio Loan Composition at June 30, 2018 - $9.3 Billion Total Loan Portfolio CRE Composition - $4.2 Billion Composition by Type CRE Composition by Type Total Portfolio Characteristics Duration 1.5 years QTD Weighted Average Yield (Tax Equivalent) 4.91% 15 Note: Figures may not total to 100% due to rounding

Attractive Core Deposit Base Deposit Composition at June 30, 2018 - $9.8 Billion Deposit Base Characteristics Deposit Composition  QTD Cost of deposits - 54 bps  90% core deposits (1)  44% transactional accounts  #1 in deposit market share for regional/community banks in Richmond and Charlottesville MSAs and Fredericksburg  #2 in deposit market share for regional/community banks in Blacksburg-Christiansburg-Radford MSA 16 (1) Core deposits defined as total deposits less jumbo time deposits

Union’s 2018 Strategic Priorities Diversify Loan Portfolio • Increase Commercial lending growth (Commercial & Industrial + Owner Occupied Real Estate) in order to better balance the total loan portfolio over time and Revenue Streams • Grow fee-based products and services • Fund loan growth with deposit growth; attain a 95% loan to deposit ratio over time Grow Core Funding • Grow core deposits with particular focus on increasing commercial and small business operating accounts • Leverage technology to lower cost, improve quality and support growth Improve Efficiency • Build scalable, replicable processes Manage to Higher Levels • Achieve and sustain top tier financial performance • Invest in talent, develop a culture of coaching and development, and align total of Performance rewards with corporate goals and objectives Create a More Enduring • Create differentiated client experiences that make banking easier and Distinctive Brand • Continue to build our brand in existing and new geographies • Leverage commercial expertise and new market opportunities Integrate Xenith • Achieve cost saves and successful conversion 17

Investment Thesis • $13.1 billion in assets The Right • Strong market share Scale • Extensive product mix, enhanced C&I focus • Growing, economically diversified The Right • Presence across state Markets • Scale in the sizable Richmond and Hampton Roads markets • Deep team with broad experience The Right • Experience in M&A integration Team • Attractive destination for top tier talent • Targeting top tier performance The Right • ROA: 1.3% - 1.5% Targets • ROTCE: 15% - 17% 18

Appendix

Executive Management Team



John C. Asbury
President & CEO

- 1 year at Union
- 25+ years of experience in the banking industry, primarily at Bank of America and Regions Bank
- Former President and CEO of First National Bank of Santa Fe



Robert M. Gorman
Executive Vice President & CFO

- 5 years at Union
- 25+ years of experience in the banking industry
- Former Senior Vice President at SunTrust Banks, Inc.



John G. Stallings
Senior Executive Vice President

- Focused on business development and talent acquisition
- 25+ years of experience in the banking industry
- Former CEO – Virginia Division at SunTrust Banks, Inc.



David V. Ring
Executive Vice President,
Commercial Banking Executive

- Recently hired by Union
- 25+ years of experience in the banking industry
- Former Head of Commercial Banking – Atlantic Region at Wells Fargo



David G. Bilko
Executive Vice President,
Chief Risk Officer

- 4 years at Union
- 25+ years of experience in the banking industry
- Former Chief Audit Executive at SunTrust Banks, Inc.



M. Dean Brown
Executive Vice President,
Chief Information Officer

- 3 years at Union
- 25+ years of experience in the banking industry
- Former Chief Information Officer for Capital One Health Care Finance



Loreen A. LaGatta
Executive Vice President,
Chief Human Resource Officer

- 6 years at Union
- 20+ years of experience in the banking industry
- Human Resources at Citigroup and Capital One

20

Delivering the Xenith Economics 40% Cost Savings + 2018 Focus on Post Announcement Revenue Initiatives Successful Integration Ramping   Announced May 22, 2017  Closed January 1, 2018 Savings target of 40% of the Xenith expense base, or  Nearly all commercial  Focus on seamless approximately $28 million, bankers met by Union transition with systems expected to be fully realized management in 6 hours post conversion targeted for May in 2019 announcement 2018  Intense focus on expanding  Multiple town hall meetings  Leveraging experience of C&I platform across Virginia, successful conversions and which has included several  Employee retention targets integrations at both key new hires currently met companies  More intentional focus on  Continued focus on gathering commercial customer experience, deposits, with banker retention and growth incentives aligned accordingly 21

Strategic Actions in 2Q 2018 Second Quarter 2018 Strategic Actions ($ in Thousands) Financial Impact to: Strategic Action Net Income Consumer Loans C&I Loans Sale of Shore Premier Finance at a 5% premium $16,510 -$364,900 -$19,000 Sale of Third Pary Originated Consumer Loan Portfolio at par - -$206,300 Exit of Mortgage Business – Union Mortgage Group - in Discontinued Operations -$2,408 Exit costs related to the 7 Branch closures in 3rd Quarter 2018 -$474 22

Reconciliation of Non-GAAP Disclosures Tangible Common Equity As of June 30, 2018 Tangible Common Equity Shareholders' equity (GAAP) $ 1,864,870 Less: Intangibles 776,406 Tangible Shareholders' equity (non-GAAP) $ 1,088,464 Assets (GAAP) $ 13,066,106 Intangibles 776,406 Tangible assets (non-GAAP) $ 12,289,700 Tangible Common Equity Ratio Shareholders' equity to assets (GAAP) 14.27% Tangible common equity ratio (non-GAP) 8.86% 23

Reconciliation of Non-GAAP Disclosures Net Operating Income Union Standalone Union For the Twelve Months Ended 12/31 Three Months Ended Six Months Ended (Dollars in thousands) 2013 2014 2015 2016 2017 3/31/2018 6/30/2018 6/30/2018 Net income (GAAP) $34,366 $52,164 $67,079 $77,476 $72,923 $16,639 $47,327 $63,966 Plus: Merger-related costs, net of tax $2,042 $13,724 - - $4,405 $22,236 $6,537 $28,773 Plus: Nonrecurring tax expenses - - - - $6,250 - - - Net operating earnings (non-GAAP) $36,408 $65,888 $67,079 $77,476 $83,578 $38,875 $53,864 $92,739 Weighted avg. common shares out., diluted 65,636,262 65,965,577 65,801,926 EPS (GAAP) $0.25 $0.72 $0.97 Operating EPS (non-GAAP) $0.59 $0.82 $1.41 24

Reconciliation of Non-GAAP Disclosures Return on Assets (ROA) Union Standalone Union For the Twelve Months Ended 12/31 Three Months Ended (Dollars in thousands) 2013 2014 2015 2016 2017 3/31/2018 6/30/2018 Average assets (GAAP) $4,051,850 $7,250,494 $7,492,895 $8,046,305 $8,820,142 $13,019,572 $13,218,227 Net income (loss) (GAAP) $34,366 $52,164 $67,079 $77,476 $72,923 $16,639 $47,327 Net operating earnings (non-GAAP) $36,408 $65,888 $67,079 $77,476 $83,578 $38,875 $53,864 ROA (GAAP) 0.85% 0.72% 0.90% 0.96% 0.83% 0.52% 1.44% Operating ROA (non-GAAP) 0.90% 0.91% 0.90% 0.96% 0.95% 1.21% 1.63% 25

Reconciliation of Non-GAAP Disclosures Return on Tangible Common Equity (ROTCE) Union Standalone Union For the Twelve Months Ended 12/31 Three Months Ended (Dollars in thousands) 2013 2014 2015 2016 2017 3/31/2018 6/30/2018 Average equity (GAAP) $435,635 $983,727 $991,977 $994,785 $1,030,847 $1,824,588 $1,847,366 Less: Average intangibles 73,205 333,495 320,906 318,131 315,722 775,764 777,480 Average tangible common equity (non-GAAP) $362,430 $650,232 $671,071 $676,654 $715,125 $1,048,824 $1,069,886 Net income (GAAP) $34,366 $52,164 $67,079 $77,476 $72,923 $16,639 $47,327 Net operating earnings (non-GAAP) $36,408 $65,888 $67,079 $77,476 $83,578 $38,875 $53,864 ROE (GAAP) 7.89% 5.30% 6.76% 7.79% 7.07% 3.70% 10.28% ROTCE (non-GAAP) 9.48% 8.02% 10.00% 11.45% 10.20% 6.43% 17.74% Operating ROTCE (non-GAAP) 10.05% 10.13% 10.00% 11.45% 11.69% 15.03% 20.19% 26

Reconciliation of Non-GAAP Disclosures Efficiency Ratio Union Standalone Union For the Twelve Months Ended 12/31 Three Months Ended (Dollars in thousands) 2013 2014 2015 2016 2017 3/31/2018 6/30/2018 Noninterest expense (GAAP) $137,047 $238,216 $216,882 $222,703 $234,765 $101,743 $85,140 Less: Merger-related costs $2,132 $20,345 - - $5,393 $27,712 $8,273 Operating noninterest expense (non-GAAP) $134,915 $217,871 $216,882 $222,703 $229,372 $74,031 $76,867 Noninterest income (GAAP) $38,728 $61,287 $65,007 $70,907 $71,674 $20,267 $40,597 Net interest income (FTE) (non-GAAP) $156,882 $263,145 $260,913 $275,394 $290,773 $105,310 $110,176 Efficiency ratio (GAAP) 72.0% 75.3% 68.5% 66.3% 66.7% 82.2% 57.2% Efficiency ratio (FTE) (non-GAAP) 70.1% 73.4% 66.5% 64.3% 64.8% 81.0% 56.5% Operating efficiency ratio (FTE) (non-GAAP) 69.0% 67.2% 66.5% 64.3% 63.3% 59.0% 51.0% 27